[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002


[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director (until January 2002)
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             ELAINE R. SMITH (born 04/25/46) Trustee
Capitol Entertainment Management Company (video          Independent health care industry consultant
franchise), Vice Chairman
                                                         WARD SMITH (born 09/13/30) Trustee
J. ATWOOD IVES (born 05/01/36) Trustee                   Private investor; Sundstrand Corporation
Private investor; KeySpan Corporation (energy            (manufacturer of highly engineered products for
related services), Director; Eastern Enterprises         industrial and aerospace applications), Director
(diversified services company), Chairman, Trustee        (until June 1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
David R. Mannheim+                                       business day from 9 a.m. to 5 p.m. Eastern time.
Marcus L. Smith+                                         (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf.)
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2002, the fund provided a total return of -8.08%. This return, which assumes the reinvestment of any dividends and capital gains distributions, compares to a return over the same period of -14.48% for the fund's benchmark, the Morgan Stanley Capital International
(MSCI) EAFE (Europe, Australasia, Far East) Index. The MSCI EAFE is an unmanaged, market-capitalization-weighted total return index, which is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world.

A DIFFICULT MARKET ENVIRONMENT
In late winter of 2002, we saw the beginning of a strong downdraft that lasted through September. The major factor, in our view, was an expected earnings recovery that didn't happen. Going into 2002, we think investors expected U.S. firms to lead a global recovery in corporate earnings in the second half of the year. When it became clear that earnings expectations were still too high, earnings estimates fell around the globe, and stock prices followed them downward. Additional factors, including international concerns over Iraq and corporate accounting scandals in the United States, added to global markets' woes.

In the final quarter of 2002, stock markets rebounded sharply, as third-quarter earnings, while not robust, were significantly less disappointing than they had been in previous quarters. Despite this fourth quarter rebound, many equity market indices posted double-digit declines during the second half of 2002.

SECTOR WEIGHTINGS AND STOCK SELECTION HELPED PERFORMANCE
Despite declining equity markets, the fund significantly outperformed the MSCI EAFE Index during the second half of 2002. Stock selection in technology, financial services, leisure, and basic materials provided positive relative contribution. Some of our best-performing stocks within these sectors included:
QBE Insurance (Australia), a worldwide insurer that derives more than 80% of its sales outside Australia; Syngenta AG (Switzerland), the world's largest agrochemical company; and News Corporation (Australia), one of the world's largest media conglomerates.

The portfolio also benefited from our underweighted position in financial services, a sector that declined more than the broader market. The portfolio remains significantly underweight in this sector relative to the MSCI EAFE Index, reflecting our general bias against banking on a global basis. In addition, the portfolio benefited from our overweight position in consumer staples, a sector that declined less than the broader market. While most sectors demonstrated limited (or no) earnings visibility and/or expensive valuations throughout much of the year, we identified several companies in the consumer staples sector that had sustainable earnings growth and attractive relative valuations. Diageo (United Kingdom) and Reckitt Benckiser (United Kingdom) are two such examples.

DETRACTORS FROM PERFORMANCE
While stock selection provided positive relative contribution across all sectors of the portfolio, certain individual names detracted from performance during the second half of 2002. Specifically, Aventis SA (France), one of the world's largest drugmakers, hurt relative performance. For much of 2002, pharmaceutical stocks were driven down by concerns over patent expirations and resultant generic competition, rising research and development costs, and a perceived lack of new products in the pipeline.

In addition to Aventis SA, Akzo Nobel NV (Netherlands) and Linde AG (Germany), two basic materials holdings, detracted from relative performance. Despite this underperformance, we have continued to be overweight in the basic materials sector, as we remain quite bullish on improving fundamentals (e.g., reduced competition creating pricing power) of the industrial gases industry.

AREAS OF OPPORTUNITY
Looking ahead, media and health care are two areas where we see increasing opportunity. Advertising spending, which had fallen off sharply in the recession, began to strengthen over the period, benefiting advertising-sensitive media firms such as newspaper publishers and radio and television broadcasters.

In the health care sector, investor concerns over patent expirations and, in the United States, an apparent slowdown in government approvals of new drugs resulted in many valuations falling significantly in the short term. Despite these concerns, we remain overweight this sector, as these companies generate significant cash flow, have relatively visible earnings, and reasonable valuations.

LOOKING AHEAD
At the end of the period, the outlook for corporate profits and earnings seemed very murky to us and to many market watchers; we would not venture to predict whether the next several months may bring a further market downturn or a recovery.

As always, we have tried to position the portfolio for the next several years, rather than trying to profit from short-term events. In the longer term, we think sustainable corporate earnings growth will revert to its historical norm, roughly in the high single digits. Our goal is to seek out companies that we think are selling at attractive valuations and may deliver earnings growth that is higher than the market average. We believe our research has enabled us to find such long-term opportunities for the portfolio.

     Respectfully,

 /s/ David R. Mannheim                      /s/ Marcus L. Smith

     David R. Mannheim                          Marcus L. Smith
     Portfolio Manager                          Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David R. Mannheim is Senior Vice President and Director of Core Portfolio Management of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the global and international equity portfolios of our mutual funds, variable annuities, institutional accounts, and offshore investment products. David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, Director of International Equity Portfolio Management in 1999, and Director of Core Portfolio Management in August 2001. He is a graduate of Amherst College and the MIT Sloan School of Management.

Marcus L. Smith is Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the international equity portfolios of our institutional accounts. Marcus joined MFS as a research analyst in 1994 after completing a Master of Business Administration degree at the Wharton School of Business of the University of Pennsylvania. He was named Investment Officer in 1996, Vice President in 1999, and portfolio manager in January 2001. Marcus graduated from Mount Union College in 1988 with degrees in computer science and business administration and worked as a systems integrator for a consulting firm in between college and graduate school.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: January 30, 1996

Size: $74.3 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Financial Statements.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

                                                  6 Months           1 Year          3 Years          5 Years            Life*
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             -8.08%           -6.57%          -24.45%          +11.29%          +45.32%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --            -6.57%          - 8.92%          + 2.16%          + 5.55%
------------------------------------------------------------------------------------------------------------------------------
* For  the  period  from  the commencement of the fund's investment operations, January 30, 1996, through December 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2002

Stocks - 97.1%
----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                   SHARES            VALUE
----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 97.1%
  Australia - 5.4%
    News Corp. Ltd. (Media)                                                             274,654      $ 1,773,578
    QBE Insurance Group Ltd. (Insurance)                                                375,186        1,719,993
    TABCORP Holdings Ltd. (Leisure)                                                      90,240          540,594
                                                                                                     -----------
                                                                                                     $ 4,034,165
----------------------------------------------------------------------------------------------------------------
  Bermuda - 1.6%
    Ace Ltd. (Insurance)                                                                 27,720      $   813,305
    XL Capital Ltd. (Insurance)                                                           5,230          404,017
                                                                                                     -----------
                                                                                                     $ 1,217,322
----------------------------------------------------------------------------------------------------------------
  Canada - 4.8%
    BCE, Inc. (Telecommunications)                                                       73,977      $ 1,335,071
    Canadian National Railway Co. (Railroads)                                            11,449          475,821
    Canadian Natural Resources Ltd. (Oil Services)                                       13,510          400,372
    Encana Corp. (Utilities - Gas)                                                       14,260          440,478
    Quebecor World, Inc. (Printing & Publishing)                                         41,210          913,342
                                                                                                     -----------
                                                                                                     $ 3,565,084
----------------------------------------------------------------------------------------------------------------
  France - 17.4%
    Aventis S.A. (Pharmaceuticals)                                                       42,310      $ 2,297,516
    Bouygues S.A. (Construction)                                                         45,560        1,271,386
    Cap Gemini S.A. (Computer Services)                                                  11,000          251,152
    Carrefour S.A. (Supermarkets)                                                        33,400        1,485,611
    L'Air Liquide S.A. (Gas)                                                             16,801        2,213,891
    Sanofi-Synthelabo S.A. (Medical & Health Products)                                   25,210        1,539,411
    Schneider Electric S.A. (Machinery - Electric)                                       14,462          683,588
    STMicroelectronics N.V. (Electronics)                                                40,070          784,661
    Total Fina Elf S.A., "B" (Oils)                                                      16,980        2,422,599
                                                                                                     -----------
                                                                                                     $12,949,815
----------------------------------------------------------------------------------------------------------------
  Germany - 2.9%
    Bayerische Motoren Werke AG (Automotive)                                             33,940      $ 1,028,954
    Linde AG (Conglomerates)                                                             30,500        1,119,061
                                                                                                     -----------
                                                                                                     $ 2,148,015
----------------------------------------------------------------------------------------------------------------
  Ireland - 0.7%
    Irish Life & Permanent PLC (Financial Institutions)                                  44,340      $   478,761
----------------------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Snam Rete Gas S.p.A. (Gas)                                                          145,390      $   495,340
----------------------------------------------------------------------------------------------------------------
  Japan - 11.7%
    Brother Industries, Ltd. (Electronics)                                              123,000      $   780,147
    Canon, Inc. (Business Machines)                                                      33,000        1,242,503
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                                    120,200        1,144,087
    Credit Saison Co., Ltd. (Financial Services)                                         48,100          820,439
    Honda Motor Co., Ltd. (Automotive)                                                   33,800        1,249,848
    Nissan Motor Co. (Automotive)                                                       108,700          847,845
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)                                       22,000          665,263
    Shiseido Co., Ltd. (Consumer Products)                                               76,000          987,769
    Takeda Chemical Industries Co. (Pharmaceuticals)                                     14,000          584,906
    Tokyo Broadcasting System, Inc. (Broadcasting)                                       30,000          377,022
                                                                                                     -----------
                                                                                                     $ 8,699,829
----------------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Coca-Cola Femsa S.A., ADR (Beverages)                                                16,080      $   287,832
----------------------------------------------------------------------------------------------------------------
  Netherlands - 9.2%
    Akzo Nobel N.V. (Chemicals)                                                          35,590      $ 1,127,851
    Elsevier N.V. (Publishing)                                                          235,470        2,875,725
    Unilever N.V. (Consumer Goods & Services)                                            46,560        2,857,759
                                                                                                     -----------
                                                                                                     $ 6,861,335
----------------------------------------------------------------------------------------------------------------
  Singapore - 1.4%
    DBS Group Holdings Ltd. (Financial Services)                                         59,000      $   374,236
    Haw Par Corp. Ltd. (Conglomerates)                                                    1,921            3,611
    United Overseas Bank Ltd. (Banks & Credit Cos.)                                      92,000          625,995
                                                                                                     -----------
                                                                                                     $ 1,003,842
----------------------------------------------------------------------------------------------------------------
  Spain - 7.4%
    Banco Bilbao Vizcaya Argentaria, S.A. (Finance)                                      89,580      $   856,430
    Gas Natural SDG S.A. (Gas)                                                           56,140        1,063,448
    Iberdrola S.A. (Utilities - Electric)                                               149,330        2,089,845
    Telefonica, S.A. (Telecommunications)*                                              167,464        1,497,464
                                                                                                     -----------
                                                                                                     $ 5,507,187
-----------------------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Saab AB, "B" (Aerospace)                                                             26,453      $   292,265
-----------------------------------------------------------------------------------------------------------------
  Switzerland - 9.9%
    Novartis AG (Medical & Health Products)                                              30,100      $ 1,098,167
    Straumann Holding AG (Medical & Health Products)                                      5,100          420,451
    Syngenta AG (Chemicals)                                                              55,055        3,187,122
    Synthes-Stratec, Inc. (Medical & Health Products)                                     1,940        1,189,702
    UBS AG (Financial Services)                                                          30,032        1,459,467
                                                                                                     -----------
                                                                                                     $ 7,354,909
----------------------------------------------------------------------------------------------------------------
  United Kingdom - 23.2%
    Barclays PLC (Banks & Credit Cos.)                                                   67,390      $   417,509
    BOC Group PLC (Chemicals)                                                           118,420        1,692,185
    BP Amoco PLC (Oils)                                                                 193,115        1,326,947
    British Sky Broadcasting Group PLC (Broadcasting)                                   122,180        1,256,351
    Capital Radio PLC (Broadcasting)                                                     29,770          243,961
    Diageo PLC (Food & Beverage Products)                                               328,918        3,572,739
    GlaxoSmithKline PLC (Pharmaceuticals)                                                41,940          804,479
    Granada Compass PLC (Media)                                                         418,930          537,628
    Lloyds TSB Group PLC (Banks & Credit Cos.)                                           71,720          514,737
    Next PLC (Retail)                                                                    72,190          855,578
    Reckitt Benckiser PLC (Consumer Goods & Services)                                    87,340        1,693,597
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)                               78,777        1,886,306
    Smith & Nephew PLC (Medical & Health Products)                                      127,790          782,459
    Vodafone Group PLC (Telecommunications)                                             750,715        1,368,117
    William Hill Organization Ltd. (Gaming)                                              82,330          300,742
                                                                                                     -----------
                                                                                                     $17,253,335
----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                 $72,149,036
----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $74,533,477)                                                          $72,149,036
----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.7%
----------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  (000 OMITTED)
----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 1/02/03, total to be received
      $1,978,314 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                 $ 1,978      $ 1,978,182
----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $76,511,659)                                                     $74,127,218
Other Assets, Less Liabilities - 0.2%                                                                    131,642
----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                  $74,258,860
----------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $76,511,659)              $74,127,218
  Cash                                                                      344
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         3,589,082
  Foreign currency, at value (identified cost, $340)                        336
  Receivable for investments sold                                         1,860
  Receivable for fund shares sold                                        89,775
  Interest and dividends receivable                                     108,659
  Receivable from investment adviser                                      5,457
  Other assets                                                              135
                                                                    -----------
      Total assets                                                  $77,922,866
                                                                    -----------
Liabilities:
  Distributions payable                                             $    36,545
  Payable for investments purchased                                      31,059
  Payable for fund shares repurchased                                     4,761
  Collateral for securities loaned, at value                          3,589,082
  Payable to affiliates -
    Management fee                                                        2,559
                                                                    -----------
      Total liabilities                                             $ 3,664,006
                                                                    -----------
Net assets                                                          $74,258,860
                                                                    -----------
Net assets consist of:
  Paid-in capital                                                   $88,847,866
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (2,379,917)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (12,401,044)
  Accumulated undistributed net investment income                       191,955
                                                                    -----------
      Total                                                         $74,258,860
                                                                    ===========
Shares of beneficial interest outstanding                            6,901,582
                                                                     =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $10.76
                                                                       ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $   491,467
    Interest                                                             29,085
    Foreign taxes withheld                                              (53,573)
                                                                    -----------
      Total investment income                                       $   466,979
                                                                    -----------
  Expenses -
    Management fee                                                  $   247,027
    Trustees' compensation                                                1,313
    Shareholder servicing agent fee                                       2,475
    Administrative fee                                                      485
    Custodian fee                                                        61,561
    Printing                                                             15,018
    Postage                                                                 763
    Auditing fees                                                        17,125
    Legal fees                                                              443
    Miscellaneous                                                        11,987
                                                                    -----------
      Total expenses                                                $   358,197
    Fees paid indirectly                                                 (1,287)
    Reduction of expenses by investment adviser                         (88,349)
                                                                    -----------
      Net expenses                                                  $   268,561
                                                                    -----------
        Net investment income                                       $   198,418
                                                                    -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(2,763,136)
    Foreign currency transactions                                       (42,286)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(2,805,422)
                                                                    -----------
  Change in unrealized depreciation -
    Investments                                                     $(2,776,169)
    Translation of assets and liabilities in foreign
      currencies                                                           (496)
                                                                    -----------
      Net unrealized loss on investments and foreign
        currency translation                                        $(2,776,665)
                                                                    -----------
        Net realized and unrealized loss on investments
          and foreign currency                                      $(5,582,087)
                                                                    -----------
          Decrease in net assets from operations                    $(5,383,669)
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                                              SIX MONTHS ENDED
                                                                             DECEMBER 31, 2002           YEAR ENDED
                                                                                   (UNAUDITED)        JUNE 30, 2002
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                            $   198,418          $   445,488
  Net realized loss on investments and foreign currency transactions                (2,805,422)          (3,265,017)
  Net unrealized gain (loss) on investments and foreign currency translation        (2,776,665)           1,473,867
                                                                                   -----------          -----------
    Decrease in net assets from operations                                         $(5,383,669)         $(1,345,662)
                                                                                   -----------          -----------
Distributions declared to shareholders -
  From net investment income                                                       $  (400,352)         $  (379,591)
                                                                                   -----------          -----------
Net increase in net assets from fund share transactions                            $11,850,265          $15,184,418
                                                                                   -----------          -----------
      Total increase in net assets                                                  $6,066,244          $13,459,165
Net assets:
  At beginning of period                                                            68,192,616           54,733,451
                                                                                   -----------          -----------
  At end of period (including accumulated undistributed net investment income
    of $191,955 and $393,889, respectively)                                        $74,258,860          $68,192,616
                                                                                   ===========          ===========
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED JUNE 30,
                                           SIX MONTHS ENDED         -----------------------------------------------------------
                                          DECEMBER 31, 2002            2002         2001         2000         1999         1998
                                                (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $11.77          $12.17       $16.38       $12.91       $13.88       $13.04
                                                     ------          ------       ------       ------       ------       ------
Income (loss) from investment operations# -
  Net investment income(S)                           $ 0.03          $ 0.09       $ 0.10       $ 0.28       $ 0.15       $ 0.14
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (0.98)          (0.41)       (2.83)        3.75        (0.10)        1.12
                                                     ------          ------       ------       ------       ------       ------
      Total from investment operations               $(0.95)         $(0.32)      $(2.73)      $ 4.03       $ 0.05       $ 1.26
                                                     ------          ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                         $(0.06)         $(0.08)      $(0.18)      $(0.07)      $(0.22)      $(0.08)
  From net realized gain on investments and
    foreign currency transactions                      --              --          (1.28)       (0.49)       (0.80)       (0.34)
  In excess of net realized gain on investments
    and foreign currency transactions                  --              --          (0.02)        --           --           --
                                                     ------          ------       ------       ------       ------       ------
      Total distributions declared to
        shareholders                                 $(0.06)         $(0.08)      $(1.48)      $(0.56)      $(1.02)      $(0.42)
                                                     ------          ------       ------       ------       ------       ------
Net asset value - end of period                      $10.76          $11.77       $12.17       $16.38       $12.91       $13.88
                                                     ======          ======       ======       ======       ======       ======
Total return                                          (8.08)%++       (2.50)%     (17.46)%      31.38%        0.74%       10.13%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                           0.82%+          0.86%        0.86%        0.85%        0.87%        0.86%
  Net investment income                                0.60%+          0.79%        0.70%        1.78%        1.18%        1.08%
Portfolio turnover                                       24%             73%          65%          89%         109%          64%
Net assets at end of period (000 Omitted)           $74,259         $68,193      $54,721      $60,925       $7,667      $12,477

(S) Prior to November 1, 2002, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. Effective November 1,
    2002, the investment adviser has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management fees.
    To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
      Net investment income                          $ 0.02          $ 0.06       $ 0.06       $ 0.24       $ 0.06       $ 0.07
      Ratios (to average net assets):
        Expenses##                                     1.09%+          1.11%        1.11%        1.12%        1.54%        1.39%
        Net investment income                          0.33%+          0.54%        0.45%        1.51%        0.51%        0.55%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional International Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $3,410,432. These loans were collateralized by cash of $3,589,082 which was invested in the following short-term obligation:

                                                              IDENTIFIED COST
                                                   SHARES           AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    3,589,082          $3,589,082

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $149 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $1,138 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows:

                                     JUNE 30, 2002        JUNE 30, 2001
-------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                       $379,591           $5,157,231
    Long-term capital gain                   --                 471,413
                                          --------           ----------
Total distributions declared              $379,591           $5,628,644
                                          ========           ==========

As of June 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

           Undistributed ordinary income          $   399,958
           Capital loss carryforward               (6,907,683)
           Unrealized loss                            (94,990)
           Other temporary differences             (2,202,270)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010, ($6,273,614) and June 30, 2009, ($634,069).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. Prior to November 1, 2002, the investment adviser voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's other expenses did not exceed 0.10% of its average daily net assets. Effective November 1, 2002 the investment adviser has voluntarily agreed to pay all of the fund's operating expenses, exclusive of the management fees. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays the compensation to the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion             0.0175%
                Next $2.5 billion            0.0130%
                Next $2.5 billion            0.0005%
                In excess of $7 billion      0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $27,799,795 and $15,248,657 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $77,003,397
                                                                  -----------
Gross unrealized appreciation                                      $2,538,328
Gross unrealized depreciation                                      (5,414,507)
                                                                  -----------
  Net unrealized depreciation                                     $(2,876,179)
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                            SIX MONTHS ENDED DECEMBER 31, 2002        YEAR ENDED JUNE 30, 2002
                                            ----------------------------------   -----------------------------
                                                       SHARES           AMOUNT         SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                         1,268,624      $13,588,314      2,134,972      $24,989,832
Shares issued to shareholders in reinvestment
  of distributions                                     34,096          363,806         33,065          379,590
Shares reacquired                                    (196,213)      (2,101,855)      (871,355)     (10,185,004)
                                                    ---------      -----------      ---------      -----------
    Net increase                                    1,106,507      $11,850,265      1,296,682      $15,184,418
                                                    =========      ===========      =========      ===========

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $231 which is based on the average daily unused portion of the line of credit is included in interest expense. The fund had no significant borrowings during the period.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                IIE-3  02/03 90